SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         PATRIOT SCIENTIFIC CORPORATION
                (Name of Registrant as Specified In Its Charter)

             ------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------
     5) Total fee paid:
     ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     -----------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
     -----------------------------------------------------------
     3) Filing Party:
     -----------------------------------------------------------
     4) Date Filed:
     -----------------------------------------------------------

                         PATRIOT SCIENTIFIC CORPORATION
                               10989 Via Frontera
                           San Diego, California 92127
                                 (858) 674-5000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held October 16, 2003

         Notice is hereby given that the Annual Meeting of Stockholders of PATRIOT SCIENTIFIC CORPORATION (the "Company") will be held on October 16, 2003 at 10 a.m. (Pacific Time) at the Radisson Rancho Bernardo, 11520 W. Bernardo Court, San Diego, California, for the following purpose:

     1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, $.00001 par value, from 200,000,000 to 400,000,000.

     2. To consider and vote upon a proposal to approve the Company's 2003 Stock Option Plan adopted by the Board of Directors.

     3. To consider and vote upon a proposal to ratify management's selection of Nation Smith Hermes Diamond, LLP as the Company's independent auditors.

     4.   To elect the board of directors.

     5. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed September 5, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company for ten (10) days prior to the Annual Meeting.

         We hope you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Special Meeting either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Special Meeting.

         WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL OUT THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT YOUR SHARES BE REPRESENTED AT THE MEETING TO ASSURE THE PRESENCE OF A QUORUM. ANY STOCKHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                         By Order of the Board of Directors


                         /s/  Lowell W. Giffhorn
                         -------------------------------------------------
                         Lowell W. Giffhorn
                         Exec. V.P., Chief Financial Officer and Secretary

San Diego, California
September 16, 2003

                         PATRIOT SCIENTIFIC CORPORATION
                               10989 VIA FRONTERA
                           SAN DIEGO, CALIFORNIA 92127


                                 PROXY STATEMENT

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of PATRIOT SCIENTIFIC CORPORATION, a Delaware corporation (the "Company"), for use in connection with the Annual Meeting of Stockholders of the Company, to be held on October 16, 2003 at the Radisson Rancho Bernardo located at 11520 W. Bernardo Court, San Diego, California, at 10 a.m. (Pacific Time), and any and all postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The telephone number of the Company is (858) 674-5000 and its facsimile number is (858) 674-5005. This Proxy Statement and the accompanying form of proxy are intended to be mailed to stockholders on or about September 16, 2003.

         Accompanying this Proxy Statement is the Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposal described in this Proxy Statement. In addition to solicitation by use of the mail, certain of the Company's officers and employees may, without receiving additional compensation therefor, solicit the return of proxies by telephone, telegram or personal interview. The Company has requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of Common Stock and has agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.

                             RECORD DATE AND VOTING

         The Board of Directors has fixed the close of business on September 5, 2003 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, the Company had 123,518,272 shares of common stock, $.00001 par value per share ("Common Stock" or "Common Shares"), outstanding and entitled to vote. A majority of the shares entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum at the meeting.

         Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote on any matter presented for consideration and action by the stockholders at the Annual Meeting. With respect to all matters other than the election of directors, the affirmative vote of a majority of the voting shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions will have no effect for the purpose of determining whether a director has been elected. Unless otherwise instructed, proxies solicited by the Company will be voted "FOR" the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000, "FOR" the approval of the Company's 2003 Stock Option Plan, "FOR" the ratification of the selection of Nation Smith Hermes Diamond, LLP to provide audit services to the Company for the fiscal year ending May 31, 2004 and "FOR" the nominees named herein for election as directors.


         New York Stock Exchange Rules generally require that when shares are registered in street or nominee name, its member brokers must receive specific instructions from the beneficial owners in order to vote on certain proposals. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on any proposal that does require specific instructions, those shares will not be considered as present and entitled to vote with respect to that matter. Pursuant to Delaware law, a broker non-vote will not be treated as present or voting in person or by proxy on the proposal. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Special Meeting and, having notified the Secretary in writing of revocation, voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy card.

                              AVAILABLE INFORMATION

              The Company is subject to the informational and reporting requirements of Section 13 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and in accordance with those requirements files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information filed with the Commission are available for inspection and copying at the Public Reference Branch of the Commission, located at Room 1024, 450 Fifth Street N.W., Washington, DC 20549, at prescribed rates. The Company's filings under the Exchange Act may also be accessed through the Commission's web site (http://www.sec.gov).

                             PRINCIPAL SHAREHOLDERS

              The following table sets forth, as of August 26, 2003, the stock ownership of each officer and director of the Company, of all officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power over such shares. No person listed below has any option, warrant or other right to acquire additional securities of the Company, except as otherwise noted.


                          Name and Address            Amount & Nature
       Title               of Beneficial               of Beneficial         Percent
     of Class                  Owner                     Ownership           of Class

Common stock            Gloria Felcyn, CPA              18,214,527 (1)         15.4%
par value               10989 Via Frontera
 $0.00001               San Diego, CA 92127

SAME                    Donald R. Bernier                  487,500 (2)        *
                        10989 Via Frontera
                        San Diego, CA 92127

SAME                    Helmut Falk, Jr.                   149,500 (3)        *
                        10989 Via Frontera
                        San Diego, CA 92127

SAME                    Lowell W. Giffhorn                 536,614 (4)        *
                        10989 Via Frontera
                        San Diego, CA 92127

SAME                    SDMC, Inc.                       1,020,000 (5)        *
                        10989 Via Frontera
                        San Diego, CA 92127

SAME                    David H. Pohl                      325,000 (6)        *
                        10989 Via Frontera
                        San Diego, CA 92127

SAME                    Patrick O. Nunally                 799,500 (7)        *
                        10989 Via Frontera
                        San Diego, CA 92127

SAME                    Joey Maitra                        512,342 (8)        *
                        10989 Via Frontera
                        San Diego, CA 92127

SAME                    Carlton M. Johnson, Jr.             75,000 (9)        *
                        10989 Via Frontera
                        San Diego, CA 92127

                        All directors & officers        22,119,983 (10)     18.2%
                        as a group (8 persons)

                    *  Less than 1%






1) As trustee of the Helmut Falk Family Trust and executor of the Helmut Falk estate, Ms. Felcyn effectively controls the shares which were subject to an escrow arrangement (as described in "Certain Transactions" below) originally issued to nanoTronics in connection with the ShBoom technology acquisition and shares that remain from 5,000,000 non-escrowed shares that were originally issued to nanoTronics in connection with the ShBoom technology acquisition and were subsequently transferred to the Helmut Falk Family Trust. Includes 11,548,304 shares that are issuable on the conversion of 8% Convertible Debentures and the exercise of warrants into shares of common stock and 50,000 shares issuable upon the exercise of outstanding stock options.

2) Includes 262,500 shares issuable upon the exercise of outstanding stock options.

3) Includes 115,000 shares issuable upon the exercise of outstanding stock options.

4) Includes 311,666 shares issuable upon the exercise of outstanding stock options.

5) Includes 1,020,000 shares issuable upon the exercise of outstanding stock options.

6) Includes 325,000 shares issuable upon the exercise of outstanding stock options.

7) Includes 787,500 shares issuable upon the exercise of outstanding stock options.

8) Includes 335,000 shares issuable upon the exercise of outstanding stock options.

9) Includes 75,000 shares issuable upon the exercise of outstanding stock options.

10) Includes 7,290,013 shares issued and outstanding and 14,829,970 shares issuable upon exercise of stock options, conversion of convertible debentures and exercise of warrants.


                            DESCRIPTION OF SECURITIES

         The authorized common stock of the Company currently consists of 200,000,000 shares, $.00001 par value per share. On the record date, a total of 123,518,272 Common Shares were issued and outstanding. The holders of Common Stock are entitled to one vote for each share held. The affirmative vote of a majority of votes cast at a meeting that commences with a lawful quorum is sufficient for approval of most matters upon which stockholders may or must vote. However, removal of a director from office, amendment to the certificate of incorporation or repeal of the certificate of incorporation in its entirety requires the affirmative vote of a majority of the total outstanding Common Shares for approval. Certain other matters (such as stockholder amendment of the bylaws, and the amendment, repeal or adoption of any provision inconsistent with provisions in the certificate of incorporation regarding indemnification of directors, officers and others, release of director liability and the Company's election not to be governed by statutory provisions concerning business combinations with interested stockholders) require the affirmative vote of two-thirds of the total outstanding Common Shares for approval. Common Shares do not carry cumulative voting rights, and holders of more than 50% of the Common Stock have the power to elect all directors and, as a practical matter, to control the Company. Holders of Common Stock are not entitled to preemptive rights, and the Common Stock may only be redeemed at the election of the Company.

         A Special Meeting of Stockholders may be called by or at the request of
(i) the Chairman of the Board,  (ii) the  President,  (iii) any two directors or
(iv) persons owning, in the aggregate, not less than 20% of the issued and outstanding Common Shares entitled to vote in elections for directors. After the satisfaction of requirements with respect to preferential dividends, if any, holders of Common Stock are entitled to receive, pro rata, dividends when and as declared by the Board of Directors out of funds legally available therefor. The Company has not paid any cash dividends to date, and no cash dividends will be declared or paid on the Common Stock in the foreseeable future. Upon liquidation, dissolution or winding-up of the Company, after distribution in full of the preferential amount, if any, to be distributed to holders of any preferred stock which may be issued, holders of Common Stock are entitled to share ratably in the Company's assets legally available for distribution to its stockholders.

         The Company's board of directors is authorized to issue 5,000,000 shares of undesignated preferred stock, $.00001 par value, without any further action by the stockholders. The board of directors may also divide any and all shares of preferred stock into series and fix and determine the relative rights and preferences of the preferred stock, such as the designation of series and the number of shares constituting such series, dividend rights, redemption and sinking fund provisions, liquidation and dissolution preferences, conversion or exchange rights and voting rights, if any. Issuance of preferred stock by the board of directors will result in such shares having dividend, voting, and/or liquidation preferences senior to the rights of the holders of Common Stock and could dilute the voting rights of the holders of Common Stock. There are currently no shares of preferred stock issued and outstanding.

              TRANSFER AGENT AND REGISTRAR. Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, acts as transfer agent and registrar for the Common Stock of the Company. Their telephone number is (801) 272-9294.

              DIVIDEND POLICY. The declaration and payment of dividends on Common Shares is at the absolute discretion of the Company's Board of Directors and will depend, among other things, on the Company's earnings, financial condition and capital requirements. The Company has not paid any cash dividends to date, and no cash dividends will be declared or paid on the Common Stock of the Company in the foreseeable future.



                            MATTERS TO BE ACTED UPON

                                PROPOSAL NUMBER 1
            APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

         The Company's Certificate of Incorporation currently authorizes 200,000,000 shares of Common Stock. An increase in our authorized Common Stock to 400,000,000 shares needs to be approved by the Company's stockholders to enable the Board of Directors to obtain access to additional equity financing necessary to fund potential business opportunities and pursue business objectives.

         In May 2002, the stockholders approved an increase in the number of shares of Common Stock that the Company is authorized to issue from 100,000,000 to 200,000,000 shares. The Company's Certificate of Incorporation has been amended to effect this change. Management believed that such increase would be sufficient to meet its immediate future needs. However, due in part to the reduced share price of the Company's Common Stock resulting in a greater number of shares issued to support the Company's financing activities, approval by the Company's directors of the 2003 Stock Option Plan, and an acquisition policy announced by the Company, the Company requires additional shares beyond those previously authorized by the stockholders to meet its financing needs. As a result, in July 2003, the Board of Directors authorized an amendment, subject to stockholder approval, to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000.

         The Board of Directors considers it both desirable and essential to have additional shares of Common Stock available for issuance from time-to-time. The Board also advises stockholders that failure to approve the amendment could have a material adverse effect on the Company, its business and results of operations, in that it would limit the Company's access to equity capital.

OUTSTANDING AND RESERVED COMMON SHARES

         As of the record date, the Company had 123,518,272 shares of Common Stock outstanding. An additional 73,362,941 shares were reserved for future issuance under the Company's stock option plans, 8% convertible debentures and warrants summarized as follows:


                                                   Authorized Common Shares Reserved
                                                          For Future Issuance
 Stock options granted and unexercised                          5,054,000
 Stock options available to grant                                 250,188
 8% convertible debentures                                     26,144,868
 Private placement warrants                                    41,913,885
                                                               ----------
 Total unissued but reserved for issuance                      73,362,941
 (as of September 5, 2003)                                     ==========


         The Company is currently planning to issue additional common stock and warrants as needed for financing activities. In addition, the Company is planning a 2003 Stock Option Plan subject to the shareholders approval. However, since the Company has either issued or reserved an aggregate of 196,881,213 of its 200,000,000 authorized shares of Common Stock, the Company does not have sufficient authorized shares to continue the funding under the 8% Convertible Debentures, pursue its acquisition strategies, grant any significant new stock options or for any other corporate purpose. The Company has limited options to raise additional money, make acquisitions or take any other action requiring the issuance of its Common Stock, unless the authorized number of shares of Common Stock is increased. Management believes there may be a need for additional financing due to continued operating losses.

         More  information  on  the  individual   securities  comprising  shares
reserved for future issuance is summarized as follows:

         STOCK OPTIONS. The Company maintains four stock option plans. One 1992 Stock Option Plan is a non-statutory stock option plan, and a second 1992 Stock Option Plan is an incentive stock option plan. Each plan entitled the Company to grant options to directors, key employees and consultants of the Company to purchase Common Shares of the Company. A maximum of 1,290,203 of Common Shares were authorized for grant under the 1992 Plans. Options were granted at a price not less than fair market value at the date of grant, and were subject to approval by the Board of Directors. No additional grants are authorized under the 1992 plan which had a ten year term. However, all options currently outstanding continue to be exercisable until the expiration date of each individual option. The 1996 Stock Option Plan entitles the Company to grant options to directors, key employees and consultants of the Company to purchase Common Shares of the Company. The 1996 Plan covers a maximum aggregate of 4,000,000 Common Shares. The 1996 Plan provides for the granting of options, which either qualify for treatment as incentive stock options or non-statutory stock options. The 2001 Stock Option Plan entitles the Company to grant options to directors, key employees and consultants of the Company to purchase Common Shares. The 2001 Plan covers a maximum aggregate of 3,000,000 Common Shares. The 2001 Plan provides for the granting of options, which either qualify for treatment as incentive stock options or non-statutory stock options.

         As of September 5, 2003, the Company had granted options exercisable into (i) 1,290,203 shares of Common Stock under the 1992 Stock Option Plans;
(ii) 3,789,812 shares of Common Stock under the 1996 Stock Option Plan, as amended; and (iii) 2,960,000 shares of Common Stock under the 2001 Stock Option Plan. The limited number of remaining shares available under our stock option plans may impact the ability of the Company to compensate existing or hire new technical, management or other employees or advisors. The Company is requesting the shareholders to approve the 2003 Stock Option Plan for an additional 6,000,000 shares of Common Stock.

         PRIVATE PLACEMENT WARRANTS. On September 5, 2003, the Company had outstanding warrants exercisable into 71,978,928 shares of Common Stock, of which 41,913,885 have been reserved by the Board of Directors. Of this amount,
(i) 4,306,914 shares were issued in connection with Private Placements conducted with Swartz Private Equity LLC; (ii) 2,532,277 were the issued in connection with short term notes with a group of individual investors; (iii) 1,375,000 were issued for services provided by outside consultants; and (iv) 33,699,694 were issued in connection with convertible debentures the Company entered into in 2002 and 2003. Warrants to purchase an additional 20,007,350 shares were issued in connection with Private Placements conducted with Swartz Private Equity LLC but have been locked-up and unreserved until the sooner of 1) March 19, 2004, or
2) 90 days after the date on which our common stock exceeds $0.375 for 10 consecutive trading days. In August 2003, warrants were issued subject to the shareholders increasing the authorized number of common shares. The warrants are for the issuance of up to 10,057,693 shares of Common Stock and were issued in connection with a convertible debenture.

REASONS FOR INCREASING THE NUMBER OF AUTHORIZED COMMON SHARES

         The Board of Directors believes there are a number of important business reasons for increasing the number of shares of Common Stock.

         The authorized number of shares of Common Stock are not sufficient to enable to the Company to negotiate new financing without special consideration for the lack of authorized shares available. For example, an equity based financing would have to provide for limitations based on the availability of sufficient shares of Common Stock. This factor places the Company at a distinct disadvantage in negotiating any future transactions and has a negative impact on the pricing and marketability of securities sold. As a result, this could increase the effective dilution to existing stockholders.

         The authorized number of shares of Common Stock currently available is not sufficient to enable the Company to respond to potential business opportunities and to pursue anticipated business objectives. Accordingly, the Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock. The Board of Directors also believes that the availability of such shares will provide the Company with the flexibility to issue Common Stock for proper corporate purposes identified by the Board of Directors from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions or strategic business relationships.

         Further, the Board of Directors believes the availability of additional shares of Common Stock will help enable the Company to attract and retain talented employees through the grant of stock options and other stock-based incentives. An important component of the Company's business strategy is to develop and market new products and technologies. These efforts may require recruitment of additional technical personnel, which are in high demand and short supply in the San Diego area. The availability of stock-based incentives is a critical element in attracting, motivating and retaining technical and executive talent.

         The Company is currently being funded primarily by issuance of 8% convertible debentures which are convertible into the shares of its Common Stock. In order to continue with this funding, additional authorized shares are required. Also, the Company has indicated acquisitions may be an alternative means to increasing the Company's revenue and profit.

         The Board of Directors believes the availability of authorized but unissued Common Stock can be of considerable value. Because of the Company's existing contractual requirements and its current financial condition, the unavailability of authorized but unissued Common Stock could have a material adverse impact on the Company and its business.

CONSEQUENCES OF FAILURE TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

         The Board of Directors believes the Company could be at a disadvantage in negotiating the terms of any required fundings due to the lack of sufficient shares of Common Stock. The Board of Directors also believes it may be unable to retain existing technical personnel or attract new technical personnel without an increase in the authorized shares. The uncertainty regarding the availability of shares of Common Stock, the Company's losses and lack of collateral makes the prospects of future financings unlikely without additional authorized Common Stock.

EFFECT OF AMENDMENT ON EXISTING STOCKHOLDERS
         The increase of authorized shares of Common Stock will not alter the par value of the Common Stock or the rights of stockholders.

         The Company anticipates conducting private placements to raise capital for funding corporate purposes. These private placements are anticipated to take the form of common stock and warrant issues or convertible debt or preferred stock with warrant issuances.

         Additional authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interests of the Company, without further authorization from the stockholders except as may be required by the rules of any stock exchange or national securities association trading system on which the Common Stock may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of existing shares. Depending on the circumstances, issuance of additional shares of Common Stock could result in substantial dilution of the existing stockholders' ownership interests in the Company. The Board of Directors does not intend to issue any shares of Common Stock except to meet its obligations and on terms which the Board deems to be in the best interests of the Company and its then existing stockholders. The stockholders do not have preemptive rights to purchase additional shares of Common Stock nor will they have any such rights as a result of this proposal.

VOTE REQUIRED; BOARD RECOMMENDATION

         The approval of the Amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock on the record date. THEREFORE, FAILURE TO VOTE HAS THE SAME EFFECT AS A NEGATIVE VOTE.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                PROPOSAL NUMBER 2
                 PROPOSAL TO APPROVE THE 2003 STOCK OPTION PLAN

GENERAL DESCRIPTION OF EXISTING STOCK OPTION PLANS - The Board of Directors previously adopted and the shareholders approved the 1992 Incentive Stock Option Plan for key employees, as amended (the "1992 ISO Plan"), the 1992 Non-Statutory Stock Option Plan for employees, directors and consultants, as amended (the "1992 NSO Plan"), the 1996 Stock Option Plan for employees, directors and consultants, as amended (the "1996 Plan") and the 2001 Stock Plan for employees, directors and consultants, (the "2001 Plan"). The 1992 ISO Plan and the 1992 NSO Plan expired on March 20, 2002. The Company has reserved 1,290,203 common shares to be issued upon the exercise of options granted under these two plans. At May 31, 2003 the Company had 17,500 options outstanding pursuant to the 1992 ISO Plan exercisable at $1.325 per share expiring in 2005 and had 50,000 options outstanding pursuant to the 1992 NSO Plan exercisable at $1.325 per share expiring in 2005. At May 31, 2003, 615,000 and 607,703 shares had been issued under the 1992 ISO Plan and 1992 NSO Plan, respectively, as a result of option exercises. The 1996 Plan expires on March 24, 2006. The Company has reserved a maximum of 4,000,000 common shares to be issued upon the exercise of options granted under this plan. At May 31, 2003 the Company had 2,026,500 options outstanding pursuant to the 1996 Plan exercisable at prices ranging from $0.0425 to $1.325 per share expiring beginning 2004 through 2008. At May 31, 2003, 1,763,312 shares had been issued under the 1996 Plan as a result of option exercises. The 2001 Plan expires on February 21, 2011. The Company has reserved a maximum of 3,000,000 common shares to be issued upon the exercise of options granted under this plan. At May 31, 2003 the Company had 2,960,000 options outstanding pursuant to the 2001 Plan exercisable at prices ranging from $0.0425 to $0.69 per share expiring beginning 2004 through 2008. At May 31, 2003, no shares had been issued under the 2001 Plan as a result of option exercises.


GENERAL DESCRIPTION OF THE 2003 STOCK OPTION PLAN - The Board of Directors adopted on July 2, 2003, subject to the approval of the Company's stockholders, the 2003 Stock Option Plan (the "2003 Stock Plan") covering an aggregate of 6,000,000 shares of the Company's common stock. Approval requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and eligible to vote at the Annual Meeting.

         The Board of Directors has deemed it in the best interests of the Company to adopt the 2003 Stock Plan to provide the means for the Company to further its efforts to induce persons of outstanding ability and potential to join and remain with the Company and to promote its future growth and success.

         The following is a summary of the material provisions of the 2003 Stock Plan, which is intended to qualify for the granting of either (i) "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO Options") or (ii) non-qualified stock options ("NQO Options"). Unless the context clearly indicates to the contrary, the term "option" used herein shall mean either an incentive stock option or a non-statutory stock option and the term "optionee" shall mean any person holding an option granted under the 2003 Stock Plan. The following summary is qualified in its entirety by express reference to the text of the 2003 Stock Plan, a copy of which will be furnished to any shareholder upon request.

         The Company has not granted any options under the 2003 Stock Plan. If the Company grants options under the 2003 Stock Plan and the Plan is not approved by the shareholders of the Company within one year of its adoption by the Board of Directors, the options granted will become null and void.

ADMINISTRATION - The 2003 Stock Plan provides for its administration by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two (2) directors. The Committee has discretionary authority to determine the individuals to whom and the times at which stock options will be granted, whether a stock option is an ISO Option or a NQO Option, the number of shares subject to such options and the option period. The Committee may interpret the 2003 Stock Plan and may adopt such rules and regulations for carrying out the purposes of the Plan. The Board may (subject to certain limitations) make changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its shareholders and may also suspend or terminate the 2003 Plan.

ELIGIBILITY - ISO Options shall be granted only to elected or appointed officers or other key employees of the Company (as determined by the Committee), whether full-time or part-time, including, without limitation, members of the Board who are also officers or key employees at the time of grant. NQO Options may be granted to employees (including officers) and directors of and consultants to the Company.

CEILING OF INCENTIVE STOCK OPTION GRANTS - The aggregate fair market value (determined at the time the option is granted) of the shares of common stock for which ISO Options may be exercisable for the first time by any employee during any calendar year (under all incentive stock options plans of the Company) may not exceed $100,000. Should it be determined that any incentive stock option granted pursuant to the 2003 Stock Plan exceeds such maximum, such incentive stock option shall be considered a non-qualified stock option and not qualify for treatment as an incentive stock option under Section 422 of the Code to the extent, but only to the extent, of such excess.

OPTION PRICE - The option price of the common shares subject to an ISO Option may not be less than the fair market value of the shares on the date the option is granted. In the case of an optionee who owns more than 10% of the outstanding shares of the Company of all classes or any parent or subsidiary thereof, the option price of the shares may not be less than 110% of the fair market value of the Company's shares on the date of grant. The option price of common shares subject to an NQO Option may not be less than 85% of the fair market value of the Company's shares on the date of grant. If the common shares are not then quoted on any exchange or quotation medium at the time the option is granted, then the Board of Directors or compensation committee will use its discretion in selecting a good faith value believed to represent fair market value.

OPTION TERM - No option shall be exercisable after the expiration of ten years from the date it was granted. Incentive stock options granted to any employee owning more than 10% of the combined voting power of all classes of stock of the Company will expire five years from the date such option is granted. However, the Committee may designate shorter terms for individual options.

TERMINATION OF OPTION - Options granted under the 2003 Stock Plan are contingent upon continued employment by the Company or an affiliate of the Company or continued relationship as a director or consultant; however, if the employment or other relationship is terminated then the optionee has the right to exercise his or her option at any time within a three (3) month period after such termination, but only to the extent that the optionee was otherwise entitled to exercise the option immediately prior to such termination. If the optionee dies, the option may be exercised at any time within six (6) months following death by the estate or by person or persons to whom rights under the option pass by law but only to the extent that such option was exercisable by the optionee on the date of death.

GENERAL MATTERS - If options granted under the 2003 Stock Plan which expire for any reason without having been exercised in full, the unpurchased shares underlying such options will be added to the other shares available for the grant of options under the 2003 Stock Plan. Options granted under the 2003 Stock Plan are non-transferable except by will or the laws of descent and distribution, so that during an optionee's life only he or she may exercise the options.

         Neither the grant of an option nor the existence of an option agreement with the Company shall impose upon the Company (or any subsidiary or parent thereof) an obligation to retain the services of the optionee for any stated period of time. Further, the grant, holding and exercise of each option shall be subject to such requirements as may, in the opinion of the Committee, be necessary or advisable for the purpose of complying with applicable laws, rules and regulations (including securities laws and regulations) and the rules of any stock exchange upon which the shares of the Company may then be traded.

FEDERAL INCOME TAX CONSEQUENCES - Federal income tax laws have frequently been revised and may be changed again in the future. For federal income tax purposes, an optionee will not realize any taxable income, and the Company will not be entitled to a deduction, at the time an ISO Option is granted. Further, there is no taxable income to the optionee and no deduction to the Company at the time the ISO is exercised to purchase shares.

         With respect to shares purchased upon exercise of an ISO Option,

          (i) If the shares are not disposed of within 2 years after the date an ISO Option is granted or within 1 year after the shares are purchased upon exercise of the ISO, the optionee will realize a capital gain (or loss) equal to the difference between the ISO exercise price and the amount realized upon sale of the shares, and the Company will not be entitled to any deduction.

         (ii) If however, such shares are disposed of within 2 years after the date the ISO Option is granted or within 1 year after the shares are purchased upon exercise of the ISO, then the optionee will recognize ordinary income in the year of disposition (and the Company will be entitled to a corresponding deduction as a compensation expense) equal to the amount by which the fair market value of the shares at the time of purchase exceeded the ISO exercise price, or if less (and the sale is to an unaffiliated purchaser), the amount realized on the disposition over the ISO exercise price.

         Upon exercise of an ISO Option, certain optionees may become subject to the federal "alternative minimum tax." The amount, if any, by which the fair market value of shares purchased upon exercise of an ISO exceeds the ISO exercise price will constitute an item of tax preference subject to the alternative minimum tax in the year of exercise. The item of tax preference is eliminated if the shares are disposed of in a "disqualifying disposition" - that is, within 1 year of purchasing the shares or 2 years from the date the ISO was granted. The Code also provides that, for purposes of determining alternative minimum taxable income, the gain recognized upon a sale or exchange of ISO shares will be limited to the excess of the amount received in the sale or exchange over the fair market value of the shares at the time the ISO was exercised.

         If ISO shares are not disposed of in a disqualifying disposition, the optionee's tax basis will be the ISO exercise price paid for the shares. If disposed of in a disqualifying disposition, the tax basis will be the fair market value of the shares on the date purchased. Alternative minimum tax incurred by reason of exercise of an ISO does not result (for regular income tax purposes) in an increase in the tax basis of the shares acquired upon exercise. However, the Code provides that alternative minimum tax attributable to the exercise of an ISO may be applied as a credit against regular income tax liability in a subsequent year, subject to certain limitations.

         With respect to shares purchased upon exercise of an NQO Option, an optionee does not recognize taxable income as a result of the grant unless the option has a readily ascertainable fair market value. Upon the grant of a NQO Option at fair market value or higher, the Company believes that no income will be recognized by the optionee and the Company will not be entitled to a deduction. This is because such options are not transferable and the fair market value of the option is not easily ascertainable. The optionee, however, may recognize ordinary income (subject to tax withholding) upon exercise of the option in an amount equal to the difference between the fair market value of the common shares acquired on the date of exercise and the exercise price.

         The optionee's tax basis in shares purchased will generally be equal to the fair market value of the shares purchased (the exercise price of the option plus the amount included in gross income of the optionee as a result of exercising the option). Upon disposition of those shares, the optionee will realize a capital gain (or loss) equal to the difference between the tax basis and the amount realized upon disposition. The sale of such shares will not result in any further tax consequences to the Company. Exercise of a NQO Option or sale of shares thus acquired will not subject the optionee to the federal alternative minimum tax.

         So long as the option price is at least equal to the fair market value of the underlying shares on the date of grant, the Company will not be entitled to a deduction for compensation expenses or otherwise either upon the grant of a NQO Option or at the time of NQO Option exercise. However, since the 2003 Stock Option Plan allows the granting of NQO Options with up to a 15% discount from fair market value, should the Committee grant options exercisable at less than fair market value, then the Company may be entitled to a compensation deduction for the difference and the optionee may be subject to ordinary income in a like amount.

         Any changes in the law concerning the tax treatment of options are beyond the control of the Company and the shareholders and are not subject to shareholder approval. The foregoing summary of federal income tax aspects is based upon existing law and interpretations, regulations and rulings, which are subject to change.

         THE FOREGOING SUMMARY OF CERTAIN MATERIAL FEATURES OF THE PLAN DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE 2003 STOCK PLAN, WHICH WILL BE AVAILABLE FOR INSPECTION AT THE ANNUAL MEETING AND A COPY WILL BE FURNISHED TO ANY SHAREHOLDER UPON REQUEST.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADOPTION OF THE 2003 STOCK PLAN. APPROVAL OF THE 2003 STOCK PLAN REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING.


                                PROPOSAL NUMBER 3

APPOINTMENT OF NATION SMITH HERMES DIAMOND, LLP AS INDEPENDENT AUDITORS AND ACCOUNTANTS.

          The firm of Nation Smith Hermes Diamond, LLP certified public accountants, has served as the Company's independent auditors and accountants since the fiscal year ended May 31, 2002. Nation Smith Hermes Diamond, LLP is an alliance firm of BDO Seidman, LLP, an international accounting firm. A representative of Nation Smith Hermes Diamond, LLP is expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST WILL BE REQUIRED TO APPROVE THIS PROPOSAL.

                                PROPOSAL NUMBER 4
                              ELECTION OF DIRECTORS

              The Company's bylaws provide for a board of three to seven directors as the Board determines, and the Board of Directors has fixed the number of members of the board at six. All directors are elected for one-year terms at the annual meeting of shareholders. Directors are elected by plurality vote, meaning that (should there be more nominees than Board seats available) the nominees who receive the most votes will be elected for the term nominated, even if the number of votes received by any one or more nominees is less than a majority of the votes cast. Cumulative voting is not allowed in the election of directors.

               Donald R. Bernier, Helmut Falk, Jr., Lowell W. Giffhorn, David H. Pohl and Carlton M. Johnson were elected to the Board at the 2001 annual meeting of shareholders. Mr. Bernier has been a director since 1995, Mr. Falk since 1997, Mr. Giffhorn since 1999, and Mr. Pohl and Mr. Johnson since 2001. Gloria
H. Felcyn was appointed to the Board in 2002. Messrs. Bernier, Falk, Pohl, Johnson, Giffhorn and Felcyn have all been nominated by the Board of Directors to stand for election to the Board. If elected, they will each serve a one-year term or until their respective successors have been elected and qualified.

              UNLESS OTHERWISE SPECIFIED, ALL PROXIES RECEIVED WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. IF ANY NOMINEE SHOULD NOT STAND FOR ELECTION FOR ANY

REASON, YOUR PROXY WILL BE VOTED FOR ANY PERSON OR PERSONS DESIGNATED BY THE BOARD OF DIRECTORS TO REPLACE SUCH NOMINEE.



             The Board has no reason to expect that any of the nominees will not stand for election or decline to serve if elected. There is no arrangement between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected as a director or nominee. There is no blood relationship between or among the nominees, directors or executive officers of the Company. The following table and biographical summaries set forth information, including principal occupation and business experience, concerning the nominees for the Board of Directors and the executive officers of the Company as of August 31, 2003:



NAME                            Age           POSITION AND OFFICES                         DIRECTOR SINCE
----                                          --------------------                         --------------
Donald R. Bernier                  61      Chairman and Director                           January 1995
David H. Pohl                      66      Director                                        April 2001
Jeffrey E. Wallin                  55      President and CEO                               n/a
Lowell W. Giffhorn                 56      Executive Vice President, CFO, Secretary and    August 1999
                                           Director
Carlton M. Johnson, Jr.            43      Director (1) (2)                                August 2001
Helmut Falk, Jr.                   47      Director (2)                                    December 1997
Gloria H. Felcyn                   56      Director (1) (2)                                October 2002
Joey Maitra                        53      Vice President Engineering                      n/a
Patrick Nunally                    39      Vice President and CTO                          n/a

         (1) Member of the Audit Committee.

         (2) Member of the Compensation Committee.

         DONALD R. BERNIER. Mr. Bernier was appointed Chairman of the Board on August 5, 2001. Since 1971, Mr. Bernier has been the owner and President of Compunetics Incorporated, a Troy, Michigan-based electronics firm of which he is the founder. Compunetics engages in contract research and development, specializing in microelectronics primarily for the automotive industry.

         DAVID H. POHL. Mr. Pohl has served on our board of directors since April 2001, and served as an officer of the Company from January 2001 to March 2002. Except for his service with PTSC, Mr. Pohl has been in the private practice of law counseling business clients since 1997, and from 1995 to 1996 was Special Counsel to the Ohio Attorney General. Previously, he was a senior attorney with a large U.S. law firm, and held positions as a senior officer and general counsel in large financial services corporations. Mr. Pohl earned a J.D. degree in 1962 from the Ohio State University College of Law, and also holds a BS in Administrative Sciences from Ohio State.

         JEFFREY E. WALLIN. Mr. Wallin has served as our Chief Executive Officer and President since March 2002. Since 1999, Mr. Wallin was president of SDMC Inc., a consulting company serving the multimedia system integration and communications markets. From 1996 to 1999, Mr. Wallin was President and CEO of TV/COM International, a division of Hyundai that developed and manufactured end-to-end digital communications systems. Previously Mr. Wallin held senior level management positions with Snell & Wilcox, General Instrument, now a major division of Motorola, and Teledyne Corporation. Mr. Wallin obtained a B.S. degree from Bemidji State University in 1970.

         LOWELL W. GIFFHORN. Mr. Giffhorn was the principal in his own financial management consulting firm from August 1996 until joining Patriot as Chief Financial Officer (CFO) in May 1997. Mr. Giffhorn has served on our board of directors since August 1999. From June 1992 to August 1996 and from September 1987 to June 1990 he was the CFO of Sym-Tek Systems, Inc. and Vice President of Finance for its successor, Sym-Tek Inc., a major supplier of capital equipment to the semiconductor industry. Mr. Giffhorn obtained a M.B.A. degree from National University in 1975 and he obtained a B.S. in Accountancy from the University of Illinois in 1969. Mr. Giffhorn is also a director and chairman of the audit committee of DND Technologies, Inc., a publicly held company.

          CARLTON M. JOHNSON, JR. Mr. Johnson was appointed a Director on August 5, 2001. Mr. Johnson is in-house legal counsel for Swartz Investments, LLC, a position he has held since June 1996. Mr. Johnson has practiced law in Alabama since 1986, Florida since 1988, and Georgia since 1997. He has been a shareholder in the Pensacola, Florida AV rated law firm of Smith, Sauer, DeMaria & Johnson and as President-Elect of the 500 member Escambia-Santa Rosa Bar Association. He also served on the Florida Bar Young Lawyers Division Board of Governors. Mr. Johnson earned a degree in History/Political Science at Auburn University and Juris Doctor at Samford University - Cumberland School of Law. Mr. Johnson is also a director and member of the audit committee of Peregrine Pharmaceuticals, Inc., a publicly held company.

         HELMUT FALK, JR. Since 1992, Dr. Falk has been the Director of Anesthesia for the Johnson Memorial Hospital in Franklin, Indiana. Dr. Falk received his D.O. from the College of Osteopathic Medicine of the Pacific in 1987 and his B.S. in Biology from the University of California, Irvine in 1983. Dr. Falk is the son of the late Helmut Falk, who was the sole shareholder of nanoTronics and the Chairman and CEO of Patriot until his death in July 1995. Dr. Falk is also an heir to the Helmut Falk Estate, which is the beneficial owner of the Company's shares held by the Helmut Falk Family Trust.

         GLORIA FELCYN. Ms. Felcyn was appointed a Director and chairman of our audit committee on October 10, 2002. Since 1982 Ms. Felcyn has been the principal in her own public accounting firm. Ms. Felcyn received a B.S. degree in Business Economics for Trinity University in 1968.

         PATRICK O. NUNALLY. Dr. Nunally joined us as Vice President of Business Development and Chief Technical Officer in June 2001, previous to which he had been providing consulting services to us since May 2000. Dr. Nunally has more than 20 years of entrepreneurial experience in semiconductor and embedded processor design. From December 1998 to May 2000, he was President and CEO of Intertech, a company he founded specializing in intellectual property development for embedded processor and communications systems. From June 1998 to December 1998, he was President and CEO of Gruppe Telekom, Inc., a licensee of Interactive Video and Data Service Spectrum. From April 1996 to June 1998, he served as Chief Technical Officer and co-founder of Aristo, now PlayNet Inc., a Java-based games company. Dr. Nunally also held other senior management positions with Wave Interactive Network, Sensormatic Video Products Division, Intellisys Automation Inc., E-Metrics Inc., General Dynamics Corporation and Interstate Electronics. Dr. Nunally received his PhD in Electrical Engineering from the Pacific Western University in 1996, a MBA from the University of LaVerne in 1993 and a BS in Electrical and Electronics Engineering from California State Polytechnic University in 1987.

         JOEY MAITRA. Mr. Maitra was Vice President of Engineering for Metacomp since 1990 and was appointed Vice President of Engineering of Patriot in December 1996 through February 2001. Mr. Maitra was reappointed to the same position in November 2001. Previously Mr. Maitra held various engineering positions with several computer related technology companies. Mr. Maitra obtained a B.S. in Electrical Engineering from the Indian Institute of Technology in 1972 and a M.S. in Electrical Sciences at State University of New York in 1973.

         No director, executive officer or nominee for the Board has been involved in any legal proceedings during the past five years. There are no material proceedings adverse to the Company in which any director, executive officer, or nominee for the Board has a material interest adverse to the Company.

         There is no family relationship between any of our executive officers and directors.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

         The Board of Directors has the following committees.

              AUDIT COMMITTEE - The Audit Committee reviews the audit and control functions of the Company, the Company's accounting principles, policies and practices and financial reporting, the scope of the audit conducted by the

Company's auditors, the fees and all non-audit services of the independent auditors and the independent auditors' opinion and letter of comment to management and management's response thereto.

AUDIT COMMITTEE REPORT

        Notwithstanding anything to the contrary set forth in any of the company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Membership and Role of the Audit Committee

        The Audit Committee currently consists of a committee appointed by the Company's Board of Directors. The Audit Committee operates under a written charter adopted by the Board which is included in this Proxy Statement as Appendix A.

        The primary function of the Audit Committee is to provide advice with respect to the company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to:

     oServe as an independent and objective party to monitor the company's financial reporting process and internal control system;

o Review and appraise the audit efforts of the company's independent accountants;

o Evaluate the company's quarterly financial performance as well as its compliance with laws and regulations;

o        Oversee   management's   establishment  and  enforcement  of  financial
         policies and business practices; and

o        Provide  an  open  avenue  of   communication   among  the  independent
         accountants, financial and senior management, counsel, and the Board of Directors.

        The Audit Committee has considered whether the non-audit services provided by the Company's auditors in connection with the year ended May 31, 2003 were compatible with the auditors' independence.

Review of the company's Audited Financial Statements for the Fiscal Year ended May 31, 2003

        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended May 31, 2003 with management. The Audit Committee has discussed with Nation Smith Hermes Diamond , LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified.

        The Audit Committee has also received the written disclosures and the letter from Nation Smith Hermes Diamond, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Nation Smith Hermes Diamond, LLP with that firm.

        Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2003 for filing with the SEC.

        The Audit Committee currently consists of two outside directors. Each member of the Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards.

         Audit Committee

         Gloria H. Felcyn,  Chairperson
         Carlton M. Johnson, Jr.


              COMPENSATION COMMITTEE - The Compensation Committee reviews and recommends to the Board the salaries, bonuses and prerequisites of the Company's executive officers. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers the Company's 1992, 1996 and 2001 Stock Option Plans.

          The  Compensation   Committee  currently  consists  of  three  outside
directors. Each member of the Compensation Committee is independent as defined under the National Association of Securities Dealers' listing standards.

         Compensation Committee

         Carlton M. Johnson
         Gloria H. Felcyn
         Helmut  Falk, Jr.

              Other than the Audit Committee and Compensation Committee, the Company does not have any standing nominating or other committees of the Board of Directors. During the fiscal year ended May 31, 2003 there were six formal meetings held and each director attended at least 75% of the meetings.

              Directors have received in the past and may receive in the future stock options pursuant to the Company's stock option plans. Options to purchase 25,000 shares of the Company's common stock were issued to Mr. Bernier, Mr. Falk, Mr. Giffhorn, Mr. Pohl and Mr. Johnson and an option to purchase 50,000 shares of the Company's common stock was issued to Ms. Felcyn during the fiscal year ended May 31, 2003. The Company has no other arrangements to pay any direct or indirect remuneration to any directors of the Company in their capacity as directors other than in the form of reimbursement of expenses for attending directors' or committee meetings.

              No director of the Company has resigned or declined to stand for re-election to the Board of Directors because of disagreement with the Company on any matters relating to the Company's operations, policies or practices since the date of the last meeting of shareholders.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

              There is shown below information concerning the compensation of our chief executive officer and the most highly compensated executive officers whose salary and bonus exceeded $100,000 (each a "Named Officer") for the fiscal years ended May 31, 2003, 2002, and 2001.


Summary Compensation Table


                                 Annual Cash Compensation                      Long-Term Compensation
                                 ------------------------                      ----------------------
             Name and             Fiscal                                                     Repriced         All Other
      Principal Position           Year          Salary          Bonus     (# of Shares)      Options       Compensation
-------------------------        --------       ---------        -----     -------------     --------       ------------
Jeff Wallin                        2003          $127,650 (1)     Nil             250,000      None             None
  President and CEO                2002           $68,800 (1)     Nil           1,000,000      None             None

Lowell W. Giffhorn                 2003          $150,779 (1)     Nil             115,000      None             None
  Exec. V.P., CFO and Secy.        2002          $139,908 (1)     Nil             255,000      None             None
                                   2001          $126,650 (1)     Nil             125,000      None             None

Joey Maitra                        2003          $131,040 (1)     Nil             100,000      None             None
  VP Engineering                   2002          $125,058 (1)     Nil             335,000      None             None
                                   2001         $120,000          Nil           None           None             None

Patrick O. Nunally                 2003          $189,521 (1)     Nil             400,000      None          $52,500 (2)
  VP and CTO                       2002          $173,046 (1)     Nil             250,000      None         $105,000 (2)

         (1) Included in Mssr. Wallin, Giffhorn, Maitra and Nunally is cash compensation of $400 per month for car allowance.

         (2) Payments through November 30, 2002 to Dr. Nunally for assignments to the Company of intellectual property rights. The rights were returned to Dr. Nunally in April 2003.

               The Company maintains employee benefits that are generally available to all of its employees, including medical, dental and life insurance benefits and a 401(k) retirement savings plan. The Company did not make any matching contributions under the 401(k) plan for any of the above named officers during the fiscal years ended May 31, 2003, 2002 and 2001.

OPTION GRANTS

         Shown below is information on grants of stock options pursuant to the Company's 1992, 1996 and 2001 Stock Option Plans to the Named Officers reflected in the Summary Compensation Table shown above.

OPTION GRANTS TABLE FOR FISCAL YEAR ENDED MAY 31, 2003

                                                                                       Potential Realizable Value
                                           Percent of Total                              of Assumed Annual Rates
                                            Options Granted                            of Stock Price Appreciation
                          Number of         to Employees in     Exercise   Expiration      for Option Term (1)
        Name           Options Granted        Fiscal Year         Price       Date         5% ($)       10% ($)
------------------     ------------------   -----------------   ----------- ----------  --------------  ------------
Jeffrey E. Wallin                250,000         20.6%             $ 0.043   4/15/2008        $ 2,935      $ 6,563

Lowell W. Giffhorn               115,000         9.5%              $ 0.070   8/12/2007        $ 2,224      $ 4,915

Joey Maitra                      100,000         8.2%              $ 0.059    1/2/2008        $ 1,630      $ 3,602

Patrick Nunally                  400,000         32.9%             $ 0.043   4/15/2008        $ 4,697     $ 10,379


(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon the future performance of the company's common stock, overall market conditions and the executive's continued involvement with the company. The amounts represented in this table will not necessarily be achieved.


AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         There were no exercises of stock options for the fiscal year ended May 31, 2003 by any of the officers reflected in the Summary Compensation Table shown above. Shown below is information on fiscal year-end values under the Company's 1992, 1996 and 2001 Stock Option Plans to the officers reflected in the Summary Compensation Table shown above.

                                Number of Unexercised              Value of Unexercised
                                   Options Held At                In-The-Money Options At
                                     May 31, 2003                      May 31, 2003
                            -------------------------------   ------------------------------
          Name               Exercisable      Unexercisable    Exercisable     Unexercisable
--------------------        --------------   ---------------  -------------   --------------
Jeffrey E. Wallin                1,020,000        250,000        $ 5,625             $  -
Lowell W. Giffhorn                 311,667        183,333        $     -             $  -
Joey Maitra                        335,000        100,000        $     -             $ 600
Patrick Nunally                    787,500        162,500        $ 9,000             $  -

         The fair market value of the unexercised in-the-money options at May 31, 2003 was determined by subtracting the option exercise price from the last sale price as reported on the over the counter bulletin board on May 31, 2003, $0.065.

         The Company has not awarded stock appreciation rights to any of its employees. The Company has no long-term incentive plans.

COMPENSATION OF DIRECTORS

         No direct or indirect remuneration has been paid or is payable by us to the directors in their capacity as directors other than the granting of stock options. We expect that, during the next twelve months, we will not pay any direct or indirect remuneration to any directors of ours in their capacity as directors other than in the form of stock option grants or the reimbursement of expenses of attending directors' or committee meetings.


EMPLOYMENT CONTRACTS

         The Company entered into a consulting agreement dated as of March 7, 2002, with SDMC, Inc. whereby SDMC would provide the services of Mr. Wallin to be the President and Chief Executive Officer. The agreement is for a term through March 18, 2004 providing for payments of $133,200 per annum. The agreement provides for a bonus up to 50% of the annual base consideration for the applicable year. The agreement also provides for potential bonuses to be paid based on the increase in the price of the Company's common stock. Should the price of the common stock reach $0.25 for twenty consecutive days, SDMC would receive a cash payment of $10,000, $0.40- $20,000, $0.50- $20,000, $0.60-
$30,000,  $0.80- $30,000,  $1.00- $50,000, $1.50- $100,000, and $2.00- $150,000.
The Company may terminate SDMC's agreement with or without cause, but termination without cause (other than disability or death) would result in severance payments equal to the lesser of (i) four months of the then current compensation or (ii) the balance remaining of the current compensation for the term of his agreement. If a change in control, as defined in the agreement, occurs during the term of his agreement, and if Mr. Wallin refuses to accept or voluntarily resigns from a position other than a qualified position, as that term is defined in the agreement, then SDMC will receive a lump sum severance payment equal to twelve months of the then current compensation. Under the agreement, the Company granted SDMC options to purchase 1,000,000 common shares, 500,000 vesting on March 7, 2002, 250,000 vesting on March 7, 2003 and 250,000 vesting on March 7, 2004. The Company also placed in escrow four months of payments which shall be released to SDMC on the termination of Mr. Wallin's services for any reason other than cause or his resignation.

            The Company entered into an employment agreement dated as of November 17, 2001, with Mr. Giffhorn providing for his employment as Executive Vice President and Chief Financial Officer. The agreement is for a term through September 4, 2004 providing for a base salary of $144,000 per annum. The base salary may be increased at the discretion of the Board of Directors. The agreement provides for a bonus up to 50% of the annual base salary for the applicable year. The agreement also provides Mr. Giffhorn a monthly car allowance of $400. The Company may terminate Mr.Giffhorn's employment with or without cause, but termination without cause (other than disability or death) would result in severance payments equal to the lesser of (i) four months of the then current base salary or (ii) the balance remaining of the current base salary for the term of his agreement. If a change in control, as defined in the agreement, occurs during the term of his agreement, and if Mr. Giffhorn refuses to accept or voluntarily resigns from a position other than a qualified position, as that term is defined in the agreement, then he will receive a lump sum severance payment equal to twelve months of his then current salary.

         The Company entered into an employment agreement dated as of December 23, 2002, with Mr. Maitra providing for his employment as Vice President of Engineering. The agreement is for a term through January 2, 2004 providing for a base salary initially of $126,000 per annum. The base salary may be increased at the discretion of the Board of Directors. The agreement provides for a bonus up to 50% of the annual base salary for the applicable year. The agreement also provides Mr. Maitra a monthly car allowance of $400. The Company may terminate Mr.Maitra's employment with or without cause, but termination without cause (other than disability or death) would result in severance payments equal to the lesser of (i) four months of the then current base salary or (ii) the balance remaining of the current base salary for the term of his agreement. If a change in control, as defined in the agreement, occurs during the term of his agreement, and if Mr. Maitra refuses to accept or voluntarily resigns from a position other than a qualified position, as that term is defined in the agreement, then he will receive a lump sum severance payment equal to twelve months of his then current salary. Under the agreement, the Company granted Mr. Maitra options to purchase 100,000 common shares, 50,000 vesting on January 2, 2004 and 50,000 vesting on January 2, 2005.

         The Company entered into a letter of intent dated May 31, 2001 with Dr. Nunally providing for his employment as the Chief Technical Officer of the Company. The terms of the letter provide for a base salary of $180,000 per annum. The letter provides for a bonus up to 50% of the annual base consideration for the applicable year. In addition, the letter provided for monthly payments of $4,500 for the purchase from Dr. Nunally of certain intellectual property assets and assignment of worldwide patent rights. On March 30, 2001, the Company entered into an agreement with Dr. Nunally providing for additional monthly payments of $3,000 for additional intellectual property assets. On April 16, 2003, the agreements were amended to reflect a return of the intellectual property assets to Dr. Nunally, forgiveness by Dr. Nunally of payments due him for the intellectual property assets subsequent to January 1, 2003 and termination of the $7,500 per month payments accruing on the intellectual property assets. In exchange the Company granted a stock option to Dr. Nunally for the purchase of up to 400,000 shares of common stock at an exercise price of $0.0425. The option vested upon grant.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

                  Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the Commission to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

                  Based solely on its review of copies of the reports it received from persons required to make such filings and its own records, the Company believes that from the period June 1, 2002 through May 31, 2003, all persons subject to the Section 16(a) reporting requirements timely filed the required reports.

                         COMPANY STOCK PRICE PERFORMANCE

         The stock price performance graph below is required by the SEC and will not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of
1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

         The following graph compares the five-year cumulative total return on the Company's Common Stock to the total returns of 1) NASDAQ Stock Market and 2) Philadelphia Semiconductor Index. This comparison assumes in each case that $100 was invested on May 31, 1998 and all dividends were reinvested. The Company's fiscal year ends on May 31.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*


                         [REPRESENTATION OF LINE GRAPH]

                            5/31/1998   5/31/1999  5/31/2000    5/31/2001   5/31/2002   5/31/2003
                            ---------   ---------  ---------    ---------   ---------   ---------
Patroit Scientific Corp.       $100        $ 63       $167         $ 67        $ 11         $  9
NASDAQ Stock Market            $100        $139       $191         $119        $ 91         $ 90
Philadelphia Semiconductors    $100        $150       $385         $231        $184         $147



                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Nation Smith Hermes Diamond was our principal accountant during the year ended May 31, 2003 and for the year end audit for the year ended May 31, 2002. BDO Seidman, LLP was our principal accountant for previous fiscal years and for the review of quarterly reports and registration statements through May 20, 2002. Presented below are the fees billed during the fiscal years ended May 31, 2003 and 2002.



                            Nation Smith Hermes Diamond                   BDO Seidman
                           -------------------------------     -----------------------------
                                 2003             2002              2003            2002
                           --------------    -------------     ------------    -------------
Audit fees                 $       72,902    $     14,875      $          -    $    121,890
Audit-related fees                 40,099               -            20,000          50,550
Tax fees                              635               -                 -           6,300
All other fees                         57               -                 -           9,149
                           ---------------   -------------     -------------   -------------
Total                      $      113,693    $     14,875      $     20,000    $    187,889
                           ===============   =============     =============   =============


         AUDIT FEES. Represents fees for professional services provided for the audit of Patriot Scientific's annual financial statements and review of Patriot Scientific's quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.

         AUDIT-RELATED FEES. Represents fees for assurance services related to the audit of Patriot Scientific's financial statements. The fees are primarily for review of registration and proxy statements.

         TAX FEES. Represents fees for professional services provided primarily for compliance, advice and tax return preparation.

         ALL OTHER FEES. Represents fees for products and services not otherwise included in the categories above. The 2002 fees are primarily related to travel expenses and retention review fees.


        To help ensure the independence of our independent auditor, the Audit Committee of the Board of Directors of Patriot Scientific has approved and adopted a Policy on Engagement of Independent Auditor, which is available on Patriot Scientific's Web site at HTTP:/WWW.PTSC.COM.

        Pursuant to the Policy on Engagement of Independent Auditor, the Audit Committee is directly responsible for the appointment, compensation and oversight of the independent auditor. The Audit Committee preapproves all audit services and non-audit services to be provided by our independent auditor. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented at the next Audit Committee meeting.

        Each audit, non-audit and tax service that is approved by the Audit Committee will be reflected in a written engagement letter or writing specifying the services to be performed and the cost of such services, which will be signed by either a member of the Audit Committee or by an officer of Patriot Scientific authorized by the Audit Committee to sign on behalf of Patriot Scientific.

        The Audit Committee will not approve any prohibited non-audit service or any non-audit service that individually or in the aggregate may impair, in the Audit Committee's opinion, the independence of our independent auditor.

        In addition, beginning on January 1, 2003, our independent auditor may not provide any services to Patriot Scientific officers or Audit Committee members, including financial counseling and tax services.

                              CERTAIN TRANSACTIONS

         There were no transactions, or series of transactions, during fiscal 2003, 2002 or 2001, nor are there any currently proposed transactions, or series of transactions, to which the Company is a party, in which the amount exceeds $60,000, and in which to its knowledge any director, executive officer, nominee, five percent or greater shareholder, or any member of the immediate family of any of the foregoing persons, has or will have any direct or indirect material interest other than as described below.

         In June 2000, we entered into a three-year, $80,000 secured promissory note receivable with James T. Lunney, a previous Chairman, President and CEO. The note bore interest at the rate of 6% with interest payments due semi-annually and the principal due at the maturity of the note. Mr. Lunney pledged 100,000 shares of Patriot's common stock that he held on the date of issuance as security for this note. In April 2003, we negotiated an early payment discount and Mr. Lunney paid $60,000 to retire this note.

         During the fiscal years ended May 31, 2002 and 2001, we paid $70,292 and $139,253 to Webster Incorporated for design and maintenance of our web site and for marketing support and materials. The principal in Webster Incorporated, Christine Blum, is the daughter of our previous Chairman, President and CEO, Richard Blum.

         From June 10, 2002 through August 23, 2002, we issued to Gloria Felcyn, Trustee of the Helmut Falk Family Trust, two 8% Convertible Debentures with accumulative principal balances of $275,000 due June 10, 2004 through August 23, 2004. The initial exercise prices ranged from $0.0727 to $0.08616 and are subject to a downward revisions if the price of our stock is lower on any three month anniversary of the debentures or on the date that a statement registering the resale of the common stock issuable upon conversion of the debentures becomes effective. Also, in conjunction with the debentures, we issued five year warrants to purchase up to 4,102,431 shares of our common stock at an initial exercise prices ranging from $0.0727 to $0.08616 subject to reset provisions on each six month anniversary of the issuance of the warrants. If the price of our common stock is in excess of $0.20 per share, Ms. Felcyn has a two year option to purchase up to an additional $275,000 of 8% Convertible Debentures on the same terms.

         During October 2002 through December 2002, we entered into three 8% short-term notes with Gloria Felcyn, the trustee for the Falk Family Trust, aggregating $180,000 with initial maturity dates ranging from January 1 to January 31, 2003. In July 2003 we issued a new 8% short-term note in the amount of $200,354 with a maturity date of October 7, 2003 in exchange for cancellation of the three 8% short term notes issued in October through December 2002, the accrued interest on the cancelled notes and an additional $10,000 in cash.

                         FINANCIAL AND OTHER INFORMATION

          The Company's Annual Report on Form 10-K for the year ended May 31, 2003, including the annual statements, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, constitutes the annual report to shareholders and is being mailed with this Proxy Statement.

          UPON REQUEST AND PAYMENT OF A REASONABLE FEE TO COVER THE COMPANY'S EXPENSES, THE COMPANY WILL FURNISH ANY PERSON WHO WAS A STOCKHOLDER OF THE COMPANY AS OF THE RECORD DATE, A COPY OF ANY EXHIBIT TO THE FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2003. ANY SUCH WRITTEN REQUEST MAY BE ADDRESSED TO LOWELL GIFFHORN, SECRETARY, PATRIOT SCIENTIFIC CORPORATION, 10989 VIA FRONTERA, SAN DIEGO, CALIFORNIA 92127. THE WRITTEN REQUEST MUST CONTAIN A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY.

          The Common Shares of the Company are quoted on the OTC Electronic Bulletin Board under symbol "PTSC" and traded in the over-the-counter market.

                              SHAREHOLDER PROPOSALS

          Any shareholder intending to present a proposal before the next Annual Meeting of Shareholders, to be held probably in October of 2004, should submit the proposal in writing to the Secretary of the Company at 10989 Via Frontera, San Diego, California 92127. The written proposal must be received by the Secretary on or before June 30, 2004 in order to be considered for inclusion in the proxy statement for that meeting.


                                  OTHER MATTERS

          The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any matters other than those referred to herein should properly come before the Annual Meeting, it is the intention of the proxy holders to vote such proxy in accordance with his or her best judgment.

        SOLICITATION OF PROXIES, SHAREHOLDER PROPOSALS AND OTHER MATTERS

          The Company will bear the costs of the solicitation of proxies from its shareholders. In addition, to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such efforts. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse such persons for reasonable expenses incurred in forwarding such proxy material.

          The directors and executive officers of the Company, together with their respective affiliates, beneficially own approximately 18.2% of the Company's outstanding common stock, and they have indicated that they intend to vote their shares in favor of all proposals set forth in this Proxy Statement.




                                         By Order of the Board of Directors

                                         /s/  Lowell W. Giffhorn
                                         ----------------------------------
                                         Lowell W. Giffhorn
                                         Secretary

San Diego, California
September 16, 2003

                                   APPENDIX A

                         PATRIOT SCIENTIFIC CORPORATION
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

        The Audit Committee is a standing committee of the Board of Directors. The Audit Committee will consist of at least two members of the Board of Directors, all of whom are "independent" as defined in applicable stock exchange rules and are otherwise free of any relationship that in the opinion of the Board of Directors would interfere with their exercise of independent judgment. All committee members must be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual's financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities. The Board will designate committee members and the committee chair annually.

STATEMENT OF POLICY

        The primary objective of this committee is to assist the Board in fulfilling its fiduciary responsibilities relating to accounting, finance and reporting practices of the company, including its internal controls and the integrity of its financial reports. In meeting this objective, the committee is responsible for maintaining a free and open means of communication between the directors, the independent accountants, and the Company's management. The committee has the power to confer with and direct corporate officers of the corporation to the extent necessary to accomplish its charter. The independent accountants are ultimately accountable to the Board of Directors and the Audit Committee.

RESPONSIBILITIES

        To best carry out its responsibilities, the committee's policies and procedures should remain flexible in order to address changing conditions. Specific responsibilities of the committee include:

         o        Appointment of the independent accountants.

         o Select and evaluate the independent accountants to be ratified by the shareholders to audit the Company's accounts, or where appropriate, the replacement of the independent accountants, and approve the compensation of the independent accountants for audit services.

         o Evaluate the independence of the independent accountant, including a review of non audit-related services provided by and related fees charged by the independent accountant.

         o Obtain a formal written statement, as required by the Independence Standards Board, from the independent accountant delineating relationships between the accountant and the company and actively engage in dialogue with the independent accountants regarding matters that might reasonably be expected to affect their independence.

         o Pre-approving all audit and non-audit services to be provided by the independent accountants. The Audit Committee may delegate the authority to grant such pre-approvals to one or more members of the committee, provided that the per-approval decision and related services are presented to the Audit Committee at its next regularly scheduled meeting.

         o Review and approve the audit activities at the Company.


                  o Meet  with  the   independent   accountants   and  financial
                    management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and upon the completion thereof review such audit, including any comments or recommendations of the independent accountants.

         o Review financial results.

                  o Prior to the release of the  Company's  unaudited  quarterly financial results, review the results with management and the independent accountants, considering reports from senior finance management as to major accounting matters and any material deviations from prior practice, and consultations with the Company's independent accountants.

                  o Ensure that the  independent  accountant  conducts a SAS 100
                    ("Interim Financial Information") review prior to the filing of the Company's Form 10-Q.

                  o Prior  to the  release  of the  Company's  fiscal  year  end
                    operating   results,   review  and  discuss   with   Company
                    management and the independent accountants the audited financial results for the fiscal year, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

                  o At least annually  discuss with the independent  accountants the matters described in SAS 61 ("Communications with Audit Committees").

                  o Review with management and the  independent  accountants the
                    Company's critical accounting policies and the disclosure regarding those policies in the Company's periodic filings with the Securities and Exchange Commission.

         o Systems and reports.

                  o Review with Company senior  management  and the  independent accountants the adequacy and effectiveness of the accounting and financial systems controls of the Company.

                  o Review and  discuss the audited  financial  statements  with management and, if necessary, the independent accountants, prior to recommending the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K.

                  o Report  annually  in  the  Company's  proxy  statement  such information as may be required by the rules and regulations of the Securities and Exchange Commission.

         o The committee will meet at least quarterly and more often as necessary.

         o Provide sufficient opportunity for the independent accountants to meet with the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent accountants' evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent accountants received during the course of the audit and quarterly reviews.

         o Review corporate financial policies relating to compliance with laws and regulations, ethics, conflicts of interest and the investigation of misconduct and fraud.

         o Review the Company's treasury policy.

         o Review the Company's program of risk management, including insurance coverage.

         o Regularly prepare minutes of all meetings and report its activities to the general meeting of the Board of Directors.

         o Review and reassess the adequacy of the Audit Committee Charter on an annual basis.

         o Establish procedures to receive and process complaints regarding accounting, internal auditing controls or auditing matters and for employees to make confidential, anonymous complaints regarding questionable accounting or auditing matters.

         o Perform such other specific functions as the Board of Directors may from time to time direct, including reviewing and approving all transactions between the Company and any related party, and making such investigations and reviews of the Company and its operations as the Board of Directors may from time to time request.

RESOURCES

        The  Company's  Chief  Financial  Officer will be  management's  primary
liaison  to  the  committee.   The  committee  will  have  access  to  financial
information and resources it deems necessary for it to properly carry out its duties.

PROXY                                                                     PROXY
                         PATRIOT SCIENTIFIC CORPORATION

THIS PROXY RELATES TO AN ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD OCTOBER 16, 2003

          The undersigned hereby appoints JEFFREY E. WALLIN and LOWELL W. GIFFHORN or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of PATRIOT SCIENTIFIC CORPORATION ("Company") to be held at 10 a.m. (Pacific Time) at the Radisson Rancho Bernardo, 11520 W. Bernardo Court, San Diego California, on October 16, 2003, and any postponements and adjournments thereof, as follows:

1.   PROPOSAL  TO  APPROVE  AN  AMENDMENT  TO  THE  COMPANY'S   CERTIFICATE   OF
   INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, $.00001 PAR VALUE, FROM 200,000,000 TO 400,000,000 SHARES.

                        ____  FOR      ____   AGAINST    ____   ABSTAIN


2. PROPOSAL TO APPROVE THE COMPANY'S 2003 STOCK OPTION

                        ____  FOR      ____   AGAINST    ____   ABSTAIN


3. PROPOSAL TO RATIFY NATION SMITH HERMES DIAMOND, LLP AS INDEPENDENT AUDITORS.

                        ____  FOR      ____   AGAINST    ____   ABSTAIN


3. ELECTION OF DIRECTORS.

          FOR all nominees listed below               WITHHOLD AUTHORITY
   -------                                    -------
  (except as marked to the contrary below)(to vote for the nominee listed below)


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE LINE)
--------------------------------------------------------------------------------

               Donald R. Bernier, Helmut Falk, Jr., David H. Pohl, Carlton M. Johnson, Jr., Lowell W. Giffhorn, and Gloria H. Felcyn

          THIS PROXY HAS NOT BEEN SOLICITED BY OR FOR THE BENEFIT OF THE BOARD OF DIRECTORS OF THE COMPANY. I UNDERSTAND THAT I MAY REVOKE THIS PROXY ONLY BY AT ANY TIME BEFORE THEY ARE EXERCISED BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO MR. LOWELL GIFFHORN, SECRETARY OF THE COMPANY, AT THE BELOW ADDRESS, OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND ORALLY WITHDRAWING THE PROXY.

DATED: ________________________ , 2003  Signature(s) X____ _____________________


             Print Name ____________________________________________

(Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSALS NOTED ABOVE AND, AS TO ANY OTHER BUSINESS CONSIDERED AT THE ANNUAL MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES.
                         Mail or Deliver this Proxy to:
                         PATRIOT SCIENTIFIC CORPORATION
                               10989 Via Frontera
                           San Diego, California 92127
                                 (858) 674-5000